Exhibit 99.2

Private and Confidential AI Agents that Think, Act, and Resolve EVERYDAY MOMENTS, POWERED BY YELLOW.AI Investor Presentation August 2026

Disclaimer IMPORTANT INFORMATION 2 Disclaimer This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a business combination between Bitonic Technology Labs Inc. d/b/a Yellow.ai ("Yellow.ai") and Bluerock Acquisition Corp. ("Bluerock") and related transactions (the "proposed transaction") and for no other purpose. The information contained herein does not purport to be all inclusive and none of Yellow.ai, Bluerock nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, is or will be given by any such person as to the accuracy or completeness of the information in this presentation. To the fullest extent permitted by law, in no circumstances will Yellow.ai, Bluerock or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with Yellow.ai, Bluerock or their respective representatives, as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Yellow.ai, Bluerock or the proposed transaction. Recipients of this presentation should each make their own evaluation of Yellow.ai, Bluerock and the proposed transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation shall be construed and governed by the substantive laws of the State of Delaware, without regard to its conflicts of laws rules and principles. Forward-Looking Statements This communication includes "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target," "continue," "could," "may," "might," "possible," "potential," "predict" or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward- looking statements on current expectations and projections about future events. These statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions, plans or prospects regarding Yellow.ai, Bluerock, the proposed transaction and the future held by the respective management teams of Yellow.ai or Bluerock, the anticipated benefits and the anticipated timing of the proposed transaction, and the expected future performance and market opportunities of Yellow.ai and the expected financial impacts of the proposed transaction (including future revenue, pro forma enterprise value and cash balance). These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Yellow.ai and Bluerock. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied. Additional information concerning these and other factors may be found in filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed upon these statements. Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of Bluerock for their consideration. Bluerock intends to file a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission ("SEC"), which will include a proxy statement/consent solicitation statement to be distributed to Bluerock's shareholders in connection with Bluerock's solicitation for proxies for the vote by Bluerock's shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to Bluerock and Yellow.ai shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Bluerock's shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus/consent solicitation statement and other documents filed with the SEC, as they will contain important information. Participants in the Solicitation Bluerock, Yellow.ai and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding such participants and their interests will be included in the Registration Statement, including the definitive proxy statement/prospectus when available. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Investment in any securities described herein has not been approved by the SEC or any other regulatory authority and any representation to the contrary is a criminal offense. Non-GAAP Financial Measures In addition to financial information presented in accordance with the Generally Accepted Accounting Principles established by the Financial Accounting Standards Board ("GAAP"), this presentation includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP measures have limitations as analytical tools, and they should be considered in addition to, and not in isolation from or as a substitute for, analysis of other GAAP financial measures. No Incorporation by Reference The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Yellow.ai, Bluerock, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of Bluerock, Yellow.ai or the proposed transaction. Risk Factors For a description of certain risks relating to Bluerock, Yellow.ai, including its business and operations, and to the proposed transaction, we refer you to "Risk Factors" at the end of this presentation. Use of Data Information in this presentation is based on data and analyses from various sources as of August 2026, unless otherwise indicated. References in this presentation to "$" are to the lawful currency of the United States. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which Yellow.ai operates are necessarily subject to a high degree of uncertainty and risk.

Yellow.ai is Focused on Transforming the Customer Service Industry through an AI Platform-led Roll-up of the Sector 3

4 Only 14% of Customer Service Issues are Fully Resolved in Self-Service1 Agentic AI is expected to Autonomously Resolve 80% of Common Customer Service Issues without Human Intervention by 20292 1. Market data sourced from Gartner Research (https://www.gartner.com/en/newsroom/press-releases/2024-08-19-gartner-survey-finds-only-14-percent-of-customer-service-issues-are-fully-resolved-in-self-service, August 2024). 2. Market data sourced from Gartner Research (https://www.gartner.com/en/newsroom/press-releases/2025-03-05-gartner-predicts-agentic-ai-will-autonomously-resolve-80-percent-of-common-customer-service-issues-without- human-intervention-by-20290, March 2025). 3. Market data sourced from Precedence Research (https://www.precedenceresearch.com/business-process-outsourcing-market, January 2026). Business Process Outsourcing (BPO) is a $384B Market3

AI Agents are Disrupting the $384B BPO Market 1 MARKET OPPORTUNITY 5 1. Projected market data sourced from Precedence research (https://www.precedenceresearch.com/business-process-outsourcing-market, January 2026; https://www.precedenceresearch.com/ai-agents-market, July 2026). Robust Expected Market Growth 2026 – 20351 Global Business Process Outsourcing (BPO) Market $384B Global BPO 2026 ~10% CAGR $906B Global BPO 2035 $12B AI Agents ~43% CAGR $295B AI Agents 2035 2026 Global BPO ~10% CAGR AI Agents ~43% CAGR ~4x faster growth Yellow.ai is purpose-built for this disruption

MARKET OPPORTUNITY

yellow.ai

AI is Driving the Autonomous Work Revolution

Tailwinds Driving yellow.ai

~7x

Current cost gap between human agents and agentic AI per call[1]

#1

Customer service leads all deployment categories for AI agents right now[2]

70%+

Customer service projected to be handled by agentic AI in 2028[3]

Second Most

Customer service is second most AI-exposed occupation economy-wide, as per Anthropic's 2026 study[4]

1. *Gartner, Benchmarks to Assess Your Customer Service Costs (gartner.com/en/documents/5164231, February 2024): $13.50 assisted vs. $1.84 self-service cost per contact.*
2. *Market data sourced from Precedence Research (https://www.precedenceresearch.com/business-process-outsourcing-market, January 2026).*
3. *Market data sourced from Cisco projections (https://www.apizee.com/customer-service-trends.php, August 2025).*
4. *Market data sourced from Anthropic (https://www.anthropic.com/research/labor-market-impacts, March 2026).*

6

The Window is Open: Three Forces Aligning WHY NOW 7 Acquisitions via the Yellow.ai Platform Leading AI Technology Strong Enterprise Customer Demand Acquisition Opportunity BPOs under pressure: Replace legacy human- based offerings / products Leading AI Technology Nexus multi-LLM architecture eliminates provider lock-in. 35+ channels, 135+ languages Strong Enterprise Demand Adoption among 650+ clients across 85+ countries

8 You May Have Already Talked To Us Across telecom, retail, healthcare, and beyond – Yellow.ai powers the AI agents that millions interact with every day 16B Conversations a Year on the Yellow.ai Platform Source: Company website (https://yellow.ai/about-us/).

Robust Scale and Traction, by the Numbers WHY YELLOW.AI WINS 9 650+ Global Customers 16B+ Annual Conversations 135+ Languages 85+ Countries 100+ Integrations 150+ Pre-built Templates 9+ Industries Served 35+ Channels Source: Company website (https://yellow.ai/blog/why-yellow-ai/).

PEER LANDSCAPE

yellow.ai

Yellow.ai Recognized as a Strong Performer in the Forrester Wave™

Reading the chart:

Conversational AI Platforms for Customer Service, Q2 2026

Received 4th Highest Score in the Current Offering Category. According to Forrester Wave:

- Yellow.ai provides above-par support for a range of developers with a mix of low-code/no-code and pro-code tools that enable teams to collaboratively build customer-facing bots
- Yellow.ai's Nexus AI assistant supports application creation and testing and can identify applications to build based on usage and generate synthetic data for testing purposes
- Customers laud Yellow.ai's deployment services and how quickly they generate value
- Yellow.ai is a good fit for organizations that are looking for fast time to value and want to empower noncoders to build out customer self-service applications


Customer feedback*
Contenders
Strong Performers
Leaders
Strength of offering
Strength of strategy
Kore.ai
Omilia
NiCE Cognigy
Yellow.ai
Uniphore
SoundHound AI
Netomi
PolyAI
Sierra
Automation Anywhere
Rasa
Intercom
LivePerson
Ada

*A halo indicates above-average customer feedback. A double halo indicates that the vendor is a Customer Favorite.
Source: The Forrester Wave™: Conversational AI Platforms for Customer Service, Q2 2026 (Forrester Research, Inc.) from https://reprint.forrester.com/reports/the-forrester-wavetm-conversational-ai-platforms-for-customer-service-92699048/index.html.
Note: Forrester does not endorse any company, product, brand, or service included in its research publications and does not advise any person to select the products or services of any company or brand based on the ratings included in such publications. Information is based on the best available resources. Opinions reflect judgment at the time and are subject to change. This report is part of a broader collection of Forrester resources, including interactive models, frameworks, tools, data, and access to analyst guidance. For more information, read about Forrester's objectivity here.

10

11 Everyday Moments, Powered for Enterprises by Yellow.ai AI for Everyday Commerce AI for Everyday Services AI for Work Retail Grocery Online shopping Tech support Banking Municipal services Human Resources Procurement Operations Source: Company website (https://yellow.ai/about-us/).

Backed By Blue Chip Strategics & Marquee Investors INSTITUTIONAL SUPPORT 12 $103M Capital raised to date Key Investors

OUR EVOLUTION

yellow.ai

Yellow.ai's Evolution with Agentic AI: Listen, Reason, Act & Respond

2016-18
Chatbots (NLP/ML Rule-Based)

Businesses needed basic automation to handle FAQs and reduce agent workload

2018-20
Wide Channel Reach (WA, Social Media)

Customers demanded multi-channel support, driving chatbot expansion beyond websites

2020-22
Voice Channel, Proactive Engagements, No-Code

Rising adoption of voice interactions required smarter, proactive, and easy-to-deploy AI solutions

2022-26
Generative AI, Agent Assists, Agentic RAG, VoiceX

Businesses needed more intelligent, adaptive AI to improve customer experience and agent efficiency

2026+
Nexus Agentic AI Platform, Nexus VOX Platform for Voice CoPilot, Explainable AI

The future demands autonomous AI that can think, learn, and act

Source: Company website (https://yellow.ai/blog/why-yellow-ai/).

13

OUR STORY We are Engineers, Technologists & Business Builders ENGINEERS FROM TECHNOLOGISTS FROM BUSINESS BUILDERS & INVESTORS FROM One Winning Management Team Built to disrupt customer service with AI 14

KEY MANAGEMENT

yellow.ai

Engineer-Led. Technology Driven. AI Native.



Raghu Ravinutala
CEO



Jaya Kishore Reddy
CPO



Kaushik Bhaskar
CEO – AI Services



Nand Sharma
President & Group CFO



Rashid Khan
CMO & Head of IR



Vel Kaniappan
CFO – Yellow.ai Platform



Madhav Chinta
CTO



Michael Shulman
North America – GTM



Varun Vijayagha
CPO and CRO - APAC



Vasudev Chatti
CCO



Michael Flodin
CX Advisor



Daniel Akre
CX Advisor

Institutional Pedigree

Massachusetts Institute of Technology, aws, BROADCOM, ca technologies, citi, genpact, GNOME, IBM, Microsoft, Myntra, SAP, Texas Instruments, vmware

15

BUSINESS MODEL

yellow.ai

The AI Engine: Autonomous Business & Services

Enterprise Grade Agents

Healthcare | Retail | Media | Real Estate | Banking | HR & ITMS

Context Aware | Multilingual | Multimodal | Multi-Agent

Integrations

100+ Integrations

aws, Google, HubSpot, Jira Software, Microsoft, salesforce, SAP, servicenow, shopify, slack, stripe, zendesk

Voice AI Features

- Emotion AI
- Intelligent Interruption
- Human-Like Conversation

AI Agents

- **AI Co-Pilot** For debugging
- **AI Agent Builder** Dynamic conversations
- **Agentic RAG** Multi-model
- **Agent Marketplace** Templates

Assist

- **Agentic CRM** User 360
- **Agent Assist** AI powered
- **Human Helpdesk** Escalation

Analyze

- **Quantitative** Analytics
- **Qualitative** Insights
- **Self-Learning** KB / Flow
- **Custom** Dashboards

Channels

Email, Facebook, Instagram, Mobile App, SMS, Teams, Voice, Web Chat, WhatsApp

Hyper-Personalized Campaigns

Multi-LLM Agentic AI Architecture

Security & Guardrails

Enterprise Security | Data Privacy | Compliance | Content Moderation

Source: Company website (https://yellow.ai/platform/enterprise-grade-security/).

16

Source: Company website (https://yellow.ai/blog/why-yellow-ai/). Global Customers Validate Enterprise AI Platform TRUSTED BY GLOBAL ENTERPRISES 17 Select Customers Select Partners Embedded with the world's leading platforms & integrators Serving top brands globally (Through HCL) Manufacturing, Energy & Utility Retail and E- Commerce ICT Services Healthcare Comms, Media & Telecom FMCG, CPG & QSR Banking & Insurance Automobile & Aviation

EXTERNAL VALIDATION

yellow.ai

Trusted By Enterprises. Recognized By Analysts.

The experience with Yellow.ai has been very positive. From the start the team worked hard to understand our needs and continue to iterate to ensure that we're able to deliver a solid experience to our customers. The application is straightforward to use. It is constantly being updated which has given us additional features we didn't expect.

Director, Healthcare & Biotech Firm

Yellow.ai has helped us accelerate our AI automation journey for some of the most important use cases. Our After-Hours voicebot deployment with Yellow.ai has been very successful. Offering reliable customer support, the voice AI agent answers customers succinctly. Automation of routine queries has helped us save millions of dollars over the past year with high customer satisfaction.

Doug Mooneyham, Director of Operations Applications at Waste Connections

With Yellow.ai, we moved from endless delays to delivering real results. In just six weeks, we launched a fully functioning AI-powered chat that now automates more than 70% of customer interactions. Our clients are thrilled, our costs are down, and our agents get to focus on the conversations that matter most. It's truly transformed how we deliver customer service.

Jeff Kramp, Chief AI Officer at VIPDesk

Industry Analyst Coverage

FORRESTER® · Gartner® · IDC

Other Analyst Coverage

Aragon Research · CBINSIGHTS · constellation RESEARCH · Everest Group · G2 · opusresearch

Yellow.ai recognized as a Strong Performer in the Forrester Wave™ (2026)

Source: The Forrester Wave™: Conversational AI Platforms for Customer Service, Q2 2026 (Forrester Research, Inc.) from https://reprint.forrester.com/reports/the-forrester-wavetm-conversational-ai-platforms-for-customer-service-92699048/index.html. Vendor positions are approximate.

18

19 3 Growth Pillars Business Process Outsourcing (BPO) Roll-Up Acquiring and AI-transforming contact centers Product & Revenue Expansion Enhancing value within existing customer base Enterprise Logo Growth Winning new large accounts ORGAN I C INORG A N I C BPOs are under pressure to deploy AI — we plan to acquire them and transform them using our platform

COMPETITIVE MOAT & CUSTOMER ECONOMICS

yellow.ai

Sticky by Nature. Scalable by Design.

ROI for Customers

75%+	40%+	40%+	3x
Avg Deflection Rate	CX Cost Reduction	CSAT Improvement	Customer ACV growth

Significant "Land & Expand" Leads to Revenue Growth


Customer 1
(Insurance)
~14x Expansion
$96K
$1,307K
Starting ARR
Current ARR
Customer 2
(Utilities)
~27x Expansion
$30K
$812K
Starting ARR
Current ARR
Customer 3
(Retailer)
~7x Expansion
$474K
$3,467K
Starting ARR
Current ARR

Source: Company website (https://yellow.ai/case-study/waste-connections-voice-ai-transforms-customer-support/ https://yellow.ai/case-study/, https://yellow.ai/case-study/inteletravel-chat-voice-support-scaling-with-yellow-ai/, https://yellow.ai/case-study/lion-parcel/, https://yellow.ai/case-study/how-vipdesk-achieved-more-than-70-automation-while-preserving-human-touch).

20

Acquisition Flywheel for AI Integration GROWTH LEVER · BPO ROLL-UP OPPORTUNITY 21 Acquire contact centers (BPOs) Deploy Yellow.ai platform & technology stack Value Creation Acquisition Deployment Integration Expand Margins & Growth 1 2 3 4 An illustrative playbook to acquire, deploy technology, integrate, and drive potential margin expansion Transition from human agent to outcome- based model; AI-native operations Drive margin expansion & accelerate revenue growth

Value Creation During a BPO Transformation GROWTH LEVER · BPO ROLL-UP OPPORTUNITY 22 Valuation Creation via Margin Expansion What We Buy Low Gross Margin Low EBITDA Margin What They Could Become High Gross Margin High EBITDA Margin Per-FTE labor Recurring per- resolution SaaS Strategic Moat: Platform Lock-in via Integrations and Data ILLUSTRATIVE VALUE TRANSFORMATION POWERED BY THE YELLOW.AI PLATFORM

1. Estimated revenue per target company management materials. 2. Market data sourced from 451 Research as of 7/28/26. Select transactions include $5-$200M acquisitions in the BPO segment since January 2017, with disclosed revenue multiples. An Active Pipeline. Selective Execution. GROWTH LEVER · BPO ROLL-UP OPPORTUNITY INITIAL TARGET PROFILE (ILLUSTRATIVE) Est. Revenue Band $10M – $100M Est. EBITDA Margin 5% – 15% CUSTOMERS Fortune 500 VERTICALS Healthcare, BFSI, Retail, Telecom GEOGRAPHIES US, India, APAC, Middle East TECH POSTURE Cloud-ready ACTIVE TARGET PIPELINE TARGET COUNTRY FOCUS AREAS REVENUE1 Target 1 US BPO, CX, EX $85M Target 2 US BPO, CX, EX $75M Target 3 US AI Platform $10M Target 4 UK BPO, CX $25M Target 5 US BPO, CX $30M Target 6 India CX $5M Target 7 India BPO, CX $20M Target 8 India BPO $20M Target 9 India BPO $25M Target 10 India BPO $20M 23 Yellow.ai is well positioned to roll-up call centers given local expertise and boots on the ground in traditional contact center regions Est. Market Valuation2 0.3x – 1.3x

FINANCIAL HIGHLIGHTS

Scaling Revenue, Path to Expected EBITDA

Key Highlights

3.0x

Strong historical revenue growth
FY22A → FY26A

Expected to be EBITDA positive in FY27E[1]

Key Management Assumptions & Drivers

- ✓ Product & revenue expansion via growth within existing customer base
- ✓ Driving new enterprise clients onto Yellow.ai platform through targeted sales & marketing investment
- ✓ Margin improvement driven by AI efficiencies streamlining operating expenses

Fiscal Year ends Jan 31st (i.e., FY26A = Feb-25 to Jan-26)


Management Forecast
$11.6
$21.7
$27.8
$34.4
$34.8
$37.3
FY22A
FY23A
FY24A
FY25A
FY26A
FY27E

Note: Fiscal year ends January 31. Revenue figures are shown in U.S. dollars in millions. "A" denotes historical actual results and does not indicate that such results have been audited. FY22 and FY23 financial information is unaudited and was not subject to a PCAOB audit. FY24, FY25 and FY26 financial information is unaudited, remains subject to completion of the Company's PCAOB audit, and may change as audit procedures are completed.

1. *FY27E represents management's projection as of June 2026, based on assumptions that management believes to be reasonable, including contracted backlog and probability-weighted sales pipeline; actual results may differ materially. EBITDA is a non-GAAP financial measure. EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization. These measures should not be considered in isolation or as substitutes for net income (loss) or other measures prepared in accordance with GAAP.*

24

KEY INVESTMENT HIGHLIGHTS

yellow.ai

Opportunity to Unlock AI-First Enterprise Value

yellow.ai

Agentic AI Leader at Production Scale
8+ years deployed. 16B+ conversations annually across 650+ enterprise clients, 85+ countries, 135+ languages

Massive, Fast-Forming Market
$906B BPO market by 2035E, with the AI Agent market projected to reach ~$295B, growing at a ~43% CAGR from 2026-2035E[1]

Defensible Product Moats
Multi-LLM architecture, 100+ enterprise integrations and 113% net retention ratio on agentic AI revenue[2]

Proven, Measurable Customer Outcomes
Trusted by top global brands; 75% automation; 40%+ CSAT improvement; 40%+ CX cost reduction

Inflecting Financial Profile
Strong historical revenue growth with $35M for last fiscal year and management estimates projected positive EBITDA at end of fiscal year[3]

Platform for Strategic Acquisitions
Acquisitions powered by the Yellow.ai platform

1. *Projected market data sourced from Precedence Research (https://www.precedenceresearch.com/business-process-outsourcing-market, January 2026; https://www.precedenceresearch.com/ai-agents-market, July 2026).*
2. *Agentic AI NRR measures net ARR growth from the cohort of customers onboarded on or after November 30, 2022 (the launch of ChatGPT), through January 31, 2026. It is calculated by dividing the cohort's aggregate ARR at the end of the measurement period, including expansion and net of contraction and churn, by the cohort's initial ARR at onboarding.*
3. *The Company's fiscal year ends January 31.The financial information is unaudited, remains subject to completion of the Company's PCAOB audit, and may change as audit procedures are completed. EBITDA is a non-GAAP financial measure. EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization. These measures should not be considered in isolation or as substitutes for net income (loss), or other measures prepared in accordance with GAAP. FY27E represents management's projection as of July 2026, based on assumptions that management believes to be reasonable, including contracted backlog and probability-weighted sales pipeline; actual results may differ materially.*

25

26 Transaction Overview

PARTNERSHIP OVERVIEW

yellow.ai

Yellow.ai to Go Public in Partnership with Bluerock Acquisition Corp. (NASDAQ: BLRK)

BLUEROCK PLATFORM EXPERTISE[1]

- ✓ 24-year investment track record
- ✓ $20B in total transactions
- ✓ 5 successful public listings [2]
- ✓ 2 publicly listed vehicles currently with $4B+ in assets [3]

BLUEROCK & YELLOW.AI PARTNERSHIP

BLUEROCK ACQUISITION CORP

yellow.ai

- **Bluerock offers value creation capabilities:**
  - Successful track record of accessing the public and private markets
  - Significant experience managing and growing publicly traded companies
  - Deep Public M&A and roll-up strategy experience
- **Bluerock Capital Markets acting as a Capital Markets Advisor**

1. *Representing experience of Bluerock and members of Bluerock Acquisition Corp. management team.*
2. *Represents the initial public offerings of New World Coffee (NWCI, 1996), Bluerock Residential Growth REIT (BRG, 2014), and Bluerock Acquisition Corp. (Bluerock, 2025); and the listings of Bluerock Private Real Estate Fund (BPRE, 2025) via a direct listing, and Bluerock Homes Trust (BHM, 2022), via a spin-off from Bluerock Residential Growth REIT.*
3. *Represents the combined net assets of Bluerock Homes Trust (BHM) and Bluerock Private Real Estate Fund (BPRE) as of 3/31/26.*

27

VALUATION

Discounted Entry Point, Robust Capital Activity

PEER EV/REVENUE MULTIPLES[1]


10.5x
8.3x
15.5x
21.9x
Peer Comps Mean: 15.2x
yellow.ai
BigBear.ai
SoundHound AI
rezolve ai

PEER MARKET CAPITALIZATIONS[1]


Total Capital Raised Since IPO: ~$810M
$1,095
$1,397
BigBear.ai
Total Capital Raised Since IPO: ~$850M
$1,012
$2,840
SoundHound AI
Total Capital Raised Since IPO: ~$620M
$1,412
$980
rezolve ai
IPO / DeSPAC (T + 1) Market Cap
Current Market Cap

Note: Yellow.ai fiscal year ends on January 31st. Public company multiples are based on CY25 Revenue. Yellow.ai's multiple is based on EV of $365.3M and FY26A revenue of $34.8M ("A" denotes historical actual results and does not indicate that such results have been audited).

1. AlphaSense, FactSet, and S&P Capital IQ as of 7/30/26.

28

TRANSACTION SUMMARY

yellow.ai

Key Transaction Metrics

Transaction Highlights

- Yellow.ai is valued at $300M pre-money equity value
- The combined company has secured ~$30M of committed PIPE financing[1]
- SPAC Trust + PIPE proceeds provide estimated dry powder of $195M+, net of transaction expenses, to invest in organic and inorganic growth strategies
- 17.5M Yellow.ai management milestone incentive plan shares: 10.0M tied to Year 1 - 3 revenue milestones ($45M/$55M/$65M) and 7.5M tied to a $12.00 share price milestone (20/30 trading days within 5 years)

Illustrative Ownership at Close ($M, except per share values)[2]

Share Price	$10.00
Pro forma share count[3]	55.4M
Implied pro forma Equity Value	**$553.5**
(-) Pro forma Cash on Balance Sheet[5]	($188.2)
Implied Pro Forma Enterprise Value	**$365.3**


7.2%
7.4%
31.2%
54.2%
Yellow.ai Shareholders
BLRK Shareholders
PIPE Shareholders
SPAC Sponsor Shareholders

Sources & Uses[2]

Total Sources ($M)	
Yellow.ai Rollover Equity	$300.0
SPAC Trust[4]	175.0
PIPE Proceeds[1]	28.8
Total Sources	**$503.8**

Total Uses ($M)	
Equity to Yellow.ai	$300.0
Cash to Balance Sheet	196.3
Est. Transaction Expenses	7.5
Total Uses	**$503.8**

Note: Excludes the impact of public and private warrants. Assumes no SPAC public shareholder elect to redeem their shares.

1. *Includes $25M convertible note financing (gross of 5% OID) and $5M unit PIPE financing (consists of 1 common share and 1 warrant, with a strike price of $11.50).*
2. *Does not include the Yellow.ai management milestone incentive plan shares (subject to performance and stock price metrics) and 0.75M SPAC sponsor shares subject to additional unit PIPE financing.*
3. *Includes 17.25M SPAC public shares, 30.0M Yellow.ai shares, 4.0M sponsor & director shares, 4.1M PIPE shares (2.5M shares underlying the convertible note converted at a $10.00 conversion price + 0.75M commitment shares issued to the convertible note shareholders + 0.75M shares issued to Unit PIPE financing shareholders + 0.1M advisory shares issued to Bluerock Capital Markets, LLC).*
4. *Reflects $172.5M IPO proceeds plus estimated interest earned on SPAC trust account.*
5. *Reflects $28.8M PIPE proceeds (net of 5% OID), $175.0M SPAC trust proceeds, payment of $7.5M of estimated transaction expenses, and includes provision for $8.0M paydown of Yellow.ai's estimated net debt at closing.*

29

30 Additional Information

Source: Company website (https://yellow.ai/blog/why-yellow-ai/). 31 CPU Multi-LLM architecture 15+ models – including OpenAI GPT, T5, Anthropic, and proprietary in-house models – dynamically selected per task for optimal output MSG Omnichannel AI Voice, chat, email, IM, and social unified in a single AI-native layer – with context that follows conversations AGT Agentic platform Multi-LLM agents with Co-Pilot-led testing. Agentic discovery eliminates cold-start by mining historical conversations Nexus VOX Low-latency, LLM-native voice stack built for natural, context-rich enterprise calls Analysis LLM-powered analysis of AI-human conversations that surfaces quality gaps, containment failures, and coaching opportunities Enterprise security & global reach SOC 2, HIPAA, GDPR compliant. AI-driven data redaction. 135+ languages for global deployment PLATFORM VALUE Built Different: The Yellow.ai Product Edge

EASY CLIENT ONBOARDING

yellow.ai

Enterprise Flexibility. Rapid Time-to-Value

Typical enterprise deployment in under ~60 days. Roughly ~90% automation within ~90 days

KEY ENABLERS

- **100+ pre-built integrations**
  Realize value faster, at scale
- **Builds on existing stack**
  Augments — never replaces — current tools to minimize disruption
- **Custom integration framework**
  Bridges gaps with seamless, supported connectors
- **Clean, synchronized data flow**
  Eliminates manual entry and reconciliation across systems

DEPLOYMENT OPTIONS

CAPABILITY	MULTI-TENANT	SINGLE-TENANT	ON-PREM
Hosting	Yellow.ai cloud	Yellow.ai cloud	Customer DC / private cloud
Infra ownership	Yellow.ai	Yellow.ai	Customer
High availability	✓	✓	Customer
Observability	✓	✓	Customer + Yellow.ai
Security & compliance	✓	✓	Customer + Yellow.ai
Latest features	✓	✓	SaaS + 6mo
Gen-AI	✓	✓	✓
Synthetic monitoring	✓	✓	✓
Time to deploy	FASTEST	Multi-tenant +	SLOWEST
Pricing	LOWEST	Multi-tenant +	HIGHEST

Source: Amazon Marketplace (https://aws.amazon.com/marketplace/pp/prodview-vjr7ivjk3kwfw).

32

COMPETITIVE POSITIONING

yellow.ai

AI-Native Agility, Enterprise-Grade Robustness

Multi-LLM Orchestration

Insulates against single-provider lock-in across OpenAI, Anthropic, and proprietary models.

Big Tech can be constrained to its own LLMs

Omnichannel Enterprise Coverage

One platform across chat, voice, messaging, web, mobile — 35+ channels.

Peers can lack omnichannel reach

Native Gen-AI Architecture

Purpose-built for agentic AI, not bolted on. 135+ languages, enterprise-grade deployment.

CPaaS / CCaaS / WEM lack native Gen-AI

yellow.ai combines all three — multi-LLM, omnichannel, native Gen-AI — at enterprise scale.

WHAT EACH PEER GROUP LACKS

CPaaS / CCaaS

Missing native Gen-AI

WEM / CRM

Missing native Gen-AI

Big Tech (hyperscalers)

Constrained to own LLMs

Chat & Voice Automation

Missing omnichannel reach

Source: Company website (https://yellow.ai/, https://yellow.ai/agentic-ai-platform/, https://yellow.ai/nexus-vox/, https://yellow.ai/blog/why-yellow-ai/). Source: Company website (https://yellow.ai/, https://yellow.ai/agentic-ai-platform/, https://yellow.ai/nexus-vox/, https://yellow.ai/blog/why-yellow-ai/).

33

IMPORTANT INFORMATION Yellow.ai is subject to numerous risks factors, including but not limited to the following: • Yellow.ai is an early-stage company with a history of financial losses and expects to incur significant expenses and continuing losses for the foreseeable future. • The impact of worldwide economic conditions, including the resulting effect on spending by businesses and spending on technology, may adversely affect Yellow.ai's business, operating results and financial condition. • Yellow.ai's limited operating history in a new and developing market makes it difficult to evaluate its current business and future prospects and may increase the risk that it will not be successful. • The markets for Yellow.ai's offerings are new and evolving and may develop more slowly or differently than expected. Yellow.ai's future success is dependent on the growth and expansion of these markets, its ability to adapt and respond effectively to evolving market conditions and its relationship with its business partners. • Non-performance under, termination, non-renewal or material modification of agreements with Yellow.ai's business partners could have a material adverse effect on Yellow.ai's business, financial condition and/or results of operations. • Yellow.ai's business could be harmed if it fails to manage its growth effectively. • Yellow.ai's operating and financial results forecast relies in large part upon assumptions and analyses developed by Yellow.ai. If these assumptions or analyses prove to be incorrect, Yellow.ai's actual operating results may be materially different from its forecasted results. • As a result of Yellow.ai's business model, it may not be able to accurately assess its financial position and results of operations. • As Yellow.ai and its channels and customers adopt its proprietary machine learning systems, it may be exposed to risks related to systems efficiency and disclosure and changes to the political and regulatory framework for AI technology, which can adversely affect Yellow.ai's business, financial condition and results of operations. • If Yellow.ai fails to improve and enhance the functionality, performance, reliability, design, security and scalability of its platform in a manner that responds to customers' evolving needs, its business may be adversely affected. • Yellow.ai may not be able to compete successfully against current and future competitors. • Yellow.ai may need to raise additional funds to pursue its growth strategy or continue its operations, and Yellow.ai may be unable to raise capital when needed or on acceptable terms. • Failure to effectively develop and expand Yellow.ai's marketing, sales, customer service, and content management capabilities could harm its ability to increase Yellow.ai's customer base and achieve broader market acceptance of Yellow.ai's platform. • If the availability of Yellow.ai's platform does not meet its service-level commitments to customers, Yellow.ai's current and future revenues may be negatively impacted. • Yellow.ai will have broad discretion in the use of proceeds from this offering and may invest or spend the proceeds in ways with which you do not agree and in ways that may not yield a return. • Yellow.ai is dependent on the continued services and performance of its senior management and other key employees, the loss of any of whom could adversely affect Yellow.ai's business, operating results and financial condition. • If Yellow.ai's software or platform contains serious errors or defects, Yellow.ai may lose revenues and market acceptance and may incur costs to defend or settle claims with its customers. • If Yellow.ai does not or cannot maintain the compatibility of its platform with third-party applications that its customers use in their businesses, Yellow.ai's revenues will decline. 34 Bluerock is subject to numerous risks factors, including but not limited to the following: • Bluerock may not be able to obtain the required shareholder approval to consummate the proposed transaction. • Bluerock Acquisition Holdings, LLC, Bluerock's sponsor (the "Sponsor"), and certain other shareholders of Bluerock have agreed to vote in favor of the proposed transaction, which may increase the likelihood that Bluerock will receive the requisite shareholder approval for the proposed transaction. • Bluerock cannot assure you that its due diligence review of Yellow.ai's business has identified all material issues or risks associated with Yellow.ai, its business, or the industry in which it operates. Additional information may later arise in connection with the preparation of the registration statement and proxy materials or after completion of the proposed transaction. If Bluerock's due diligence investigation of Yellow.ai's business was inadequate, then shareholders of the combined company following the proposed transaction could lose some or all of their investment. • The Sponsor and certain directors and officers of Bluerock have interests in the proposed transaction that are different from or are in addition to public shareholders, which may include direct or indirect ownership of Bluerock's founder shares and/or private placement warrants, each of which will lose their value if an initial business combination is not consummated. • The Sponsor and Bluerock's directors, executive officers and affiliates of Bluerock's management team may receive a positive return on their founder shares even if Bluerock's public shareholders experience a negative return on their investment after consummation of the proposed transaction. • Bluerock may be a passive foreign investment company, which could result in adverse U.S. federal income tax consequences to U.S. investors. • Bluerock is an "emerging growth company" within the meaning of the Securities Act of 1933, as amended, and we believe that the combined company will qualify as an emerging growth company following the proposed Bluerock and the combined company intend to take advantage of certain exemptions from disclosure requirements available to emerging growth companies, which could make their securities laws attractive to investors and may make it more difficult to compare performance with other public companies. • If Bluerock is deemed to be an investment company under the Investment Company Act of 1940, as amended, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult to complete the proposed transaction or cause the parties to abandon their efforts to complete the proposed transaction. • In connection with the proposed transaction, the Sponsor and Bluerock's officers and directors and/or their respective affiliates may elect to purchase Class A ordinary shares from Bluerock's public shareholders, which may reduce the public float of the combined company's shares. Risk Factors